EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
              Securities Exchange Act Rules 13a-14(b) AND 15d-14(b)
        AS ADOPTED PURSUANT SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Interplay Entertainment Corp., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission (the "10-Q Report") that, to the best of the undersigned's knowledge:

(1) the 10-Q Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906, or other document authenticity, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement inquired by Section 906, has been provided to Interplay Entertainment Corp. and will be retained by Interplay Entertainment Corp. and furnished to the Securities and Exchange Commission or its staff upon request.



Date:    August 14, 2003
                                                /s/ Herve Caen
                                                -------------------------------
                                                Herve Caen
                                                Interim Chief Financial Officer